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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (earliest event reported): July 8, 1999





                      TELESERVICES INTERNATIONAL GROUP INC.
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             (Exact name of registrant as specified in its charter)




          Florida                    33-11059-A                  59-2773602
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



100 Second Avenue South, Suite 1000, St. Petersburg, Florida         33701
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        (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:       (727) 895-4410
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

Special Shareholders' Meeting. On Thursday, July 8, 1999, the Company held a Special Shareholders' Meeting. A quorum was present. The matters voted upon and the result thereof are as follows:

1. Proposal to amend the Company's Articles of Incorporation to change the name of the Company from TeleServices International Group Inc. to TeleServices Internet Group Inc.:

         For                      Against                   Abstain
         ---                      -------                   -------

     33,037,514                   202,505                   51,500

2. Proposal to amend the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 100,000,000 to 300,000,000:

         For                      Against                   Abstain
         ---                      -------                   -------

     31,093,384                  2,027,735                  170,400

Articles of Amendment to the Articles of Incorporation reflecting these changes were filed with the Florida Secretary of State and made effective on July 12, 1999. A copy of the current articles on Incorporation of the Company, as amended and currently in effect, is being filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired.  Not applicable.

         (b) Pro Forma Financial Information.  Not applicable.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.


         Exhibit No.       Description
         -----------       -----------

             3.6 Bylaws as restated April 22, 1999. (Incorporated by reference to Exhibit 3.6 of the Company's Registration Statement on Form SB-2 (file no. 333-78077) filed on May 7, 1999).

             3.7 Articles of Incorporation, as amended on July 12, 1999, and currently in effect. (Filed herewith).


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TELESERVICES INTERNATIONAL GROUP INC.



                                      By: /s/ Robert P. Gordon
                                         --------------------------------------
                                          Robert P. Gordon, Chairman

Date:  July 14, 1999



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                                  EXHIBIT INDEX



         Exhibit No.       Description
         -----------       -----------

             3.6 Bylaws as restated April 22, 1999. (Incorporated by reference to Exhibit 3.6 of the Company's Registration Statement on Form SB-2 (file no. 333-78077) filed on May 7, 1999).

             3.7 Articles of Incorporation, as amended on July 12, 1999, and currently in effect. (Filed herewith).